UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2017

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amended and Restated Credit Agreement with Wells Fargo

On July 17, 2017, Power Solutions International, Inc. (the “Company”) entered into a fourth amendment (the “Fourth Amendment”) to the second amended and restated credit agreement, by and between the Company, Professional Power Products, Inc., Powertrain Integration Acquisition, LLC and Bi-Phase Technologies, LLC and Wells Fargo Bank, National Association, as agent for the lenders party thereto (“Wells Fargo”) and the lenders party thereto, dated as of June 28, 2016, as amended by the first amendment and waiver thereto, dated as of August 22, 2016, as amended by the second amendment and waiver thereto, dated as of December 19, 2016, and as amended by the third amendment, consent and waiver thereto, dated as of March 31, 2017 (as amended, the “Wells Fargo Agreement”). Amongst other things, the Fourth Amendment reduced the Availability Block (as defined in the Wells Fargo Agreement) from $25 million to $12.5 million (which increases availability under the Wells Fargo Agreement by up to $12.5 million), reduced the basis on which the commitment fee is calculated to exclude the Availability Block from the aggregate amount of commitments thereunder and reduced the increase in interest rate margin until the Company’s audited financial statements for the fiscal year ended December 31, 2016 have been provided to Wells Fargo from 200 basis points (2%) to 100 basis points (1%) (resulting in a decrease in margin of 100 basis points (1%)).

The foregoing description of the Fourth Amendment is not complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The Exhibit Index appearing immediately after the signature page to this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ William Buzogany
William Buzogany General Counsel

Dated: July 19, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of July 17, 2017, by and among Wells Fargo Bank, National Association, as agent for itself and other lenders party thereto, each of the lenders party thereto, Power Solutions International, Inc., Professional Power Products, Inc., Powertrain Integration Acquisition, LLC and Bi-Phase Technologies, LLC.